                                                                   EXHIBIT 10.20

                                      LEASE

              THIS LEASE, dated this 1st day of January, 1997, is made and entered into by and between JEWETT FAMILY INVESTMENTS, L.L.C., a South Dakota limited liability company, hereinafter referred to as "Landlord", and JEWETT DRUG CO., A/K/A JEWETT WHOLESALE DRUG COMPANY, a South Dakota corporation, hereinafter referred to as "Tenant".

         1.   Premises

              Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the term and subject to the agreements, conditions and provisions hereinafter set forth, to each and all of which Landlord and Tenant hereby mutually agree, all that certain real property, together with all improvements thereon, without limitation, as follows:

Parcel #1:    Lots 1 to 12, inclusive, Block 63, Hagerty & Lloyd's
              Addition to the City of Aberdeen, Brown County, South Dakota.

Parcel #2:    Lots 7 - 12, inclusive, Block 62, Hagerty & Lloyd's
              Addition to the City of Aberdeen, Brown County, South Dakota.

Parcel #3:    The vacated Jay Street between Blocks 62 and 63,
              Hagerty & Lloyd's Addition to the City of Aberdeen, Brown County,
              South Dakota.

For the sake of convenience, except when the context provides otherwise, the foregoing real property and improvements are herein collectively called "the premises", "the demised premises" or "the leased premises".

         2.   Term

              (a) The term of this Lease shall commence on the 1st day of January, 1997, and shall end December 31, 2006.

              (b) Tenant shall have the option to extend the term of this Lease for not less than the entire premises leased at the end of the initial term on all the provisions contained herein (except the renewal provisions) for two (2) separate ten-year (10-year) renewal periods by giving to Landlord notice of the exercise of such option at least ninety (90) days prior to the expiration of the initial term or the initial extended term; provided, however, that if Tenant is in default on the date of the giving of such option notice or this Lease is not otherwise in full force and effect, the option notice shall be totally in effective or, if Tenant is in default on the date as of which the

                                                              DUPLICATE ORIGINAL
extended term is to commence, such extended term shall not commence and this Lease shall expire at the end of the initial term or the initial extended term then in effect. The Base Rent payable during the extended term(s) hereof shall be subject to Landlord's and Tenant's agreement and in no event less than the then prevailing rental paid by Tenant at the expiration of the initial term of this Lease or the initial extended term, as the case may be, adjusted as of the commencement of the extended term for which the option is exercised, both otherwise such extended term(s) shall be upon the same terms and conditions as set forth herein.

              Upon adjustment of the Base Rent and any other provisions of this lease in accordance with this Paragraph 2, the parties shall immediately execute an amendment to this Lease stating such adjustment.

         3.   Rental

              (a) Commencing on the Rental commencement Date as defined in Paragraph 2(a) above, Tenant shall pay to Landlord, throughout the term of this Lease, the following amounts as base rental for the premises (the "Base Rent") subject to adjustment as provided in this Paragraph 3, on or before the l0th day of the first full calendar month of the term hereof and on or before the tenth day of each and every successive calendar month thereafter during the term hereof.

              The monthly Base Rent for the premises is Eight Thousand Three Hundred Thirty-three Dollars ($8,333.00).

              (b) The monthly Base Rent set forth in Paragraph 3(a) above shall be subject to adjustment annually on each anniversary of the Rental Commencement Date (the "Adjustment Date") as follows:

              The base for computing the adjustment shall be the final Consumer Price Index for all Urban Consumers in the United States published by the United States Department of Labor, Bureau of Labor Statistics (the "Index"), which is published for the month most recently preceding the Rental Commencement Date ("Beginning Index"). If the Index published most recently preceding an Adjustment Date ("Adjustment Index") has increased or decreased with respect to the Beginning Index, the monthly Base Rent for the period until the next annual Adjustment Date shall be set by multiplying the monthly Base Rental by a fraction, the numerator of which is the Adjustment Index and the denominator of which is the Beginning Index. In no case shall the monthly Base Rent be less than the full monthly Base Rent set forth in Paragraph 3(a). On adjustment of the monthly Base Rent as provided in this Lease, the parties shall immediately execute an amendment to the Lease stating the new monthly Base Rent.






                                       2                      DUPLICATE ORIGINAL

              If the Index is changed so that the base year differs from that used as of the month most recently preceding the month in which the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index has not be discontinued or revised.

         4.   Absolutely Net Lease

              The parties understand and agree that this Lease is deemed an absolutely net lease wherein Tenant shall pay and be responsible for all premises expenses and operating costs including, without limitation, all present and future costs of any kind paid or incurred in operating, cleaning, equipping, protecting, lighting, repairing, heating, air-conditioning and maintaining the premises.

         5.   Taxes, Assessments and Public Utilities

              Tenant shall pay for all water, light, power, gas, heat, rubbish removal, telephone service and all other services and utilities supplied now or in the future to the demised premises and Landlord shall have no responsibility therefor.

              In addition to the monthly rental and other charges to be paid by Tenant hereunder, Tenant shall reimburse Landlord, upon demand, for any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties hereto: (a) upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the premises or by the cost or value of any leasehold improvements made in or to the premises by or for Tenant, regardless of whether title to such improvements shall be in Tenant or Landlord; (b) upon or measured by the monthly rental payable hereunder including, without limitation, any gross receipts tax or excise tax levied by the City of Aberdeen, the County of Brown, the State of South Dakota, the Federal Government or any other governmental body with respect to the receipt of such rental; (c) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the premises or any portion thereof. If it shall not be lawful for Tenant so to reimburse Landlord, the monthly rental payable to Landlord under this Lease shall be revised to net Landlord the same net rental after imposition of any such tax upon Landlord as would have been payable to Landlord before the imposition of any such tax. All taxes and assessments payable for a period partly within and




                                        3                     DUPLICATE ORIGINAL
partly without the term of this Lease shall be prorated between Landlord and Tenant.

              Tenant shall pay, before delinquency, all taxes on all personal property belonging to or used by Tenant on the premises.

         6.   Use of Premises

              Tenant agrees that the demised premises shall be used and occupied only as a wholesale warehouse and office facility and for no other purpose or purposes without Landlord's prior written consent. Tenant shall not do or permit to be done in or about the premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by any fire insurance policy covering the premises, or will in any way increase the rate of or affect any fire or other insurance upon the premises or any of its contents beyond those normally in effect for use as a wholesale warehouse and office facility, or cause a cancellation of any insurance policy covering the premises or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the premises for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the premises or commit or suffer to be committed any waste in, on or about the premises.

         7.   Fixtures and Equipment

              Tenant may install in the demised premises, at its own cost and expense, any fixtures, equipment and signs it deems necessary in addition to furniture, fixtures and equipment leased herein, for the conduct of said business, which fixtures, equipment and signs may either be leased by Tenant or purchased by Tenant from a conditional seller or otherwise. Landlord shall not be responsible for the safekeeping of any such fixtures, equipment or other goods. All furniture, fixtures, equipment and signs installed by Tenant in or about the demised premises shall, at all times, be and remain personal property, regardless of the method in which the same is affixed to the demised premises, and shall remain the personal property of the Tenant.

         8.   Maintenance and Repairs

              By entry hereunder, Tenant accepts the premises as being in the condition in which Landlord is obligated to deliver the premises. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the premises or any part thereof. No representations respecting the condition of the premises have been made by Landlord to Tenant, except as specifically set forth in this Lease. Except as otherwise




                                       4                      DUPLICATE ORIGINAL
provided in the hereinafter entitled paragraph "Destruction of Premises", Tenant, at all times during the term hereof and at its condition and repair including, without limitation, the roof and all exterior walls, all landscaped areas and parking lots. Tenant agrees, at the expiration of this Lease or upon the earlier termination thereof, to quit and surrender the leased premises in good condition and repair, ordinary wear and damage by act of God or war or other causes beyond the control of Tenant excepted.

              Tenant, at its sole cost and expense, shall promptly comply with all present and future governmental requirements pertaining to the use or occupancy of the premises. Tenant hereby waives all rights to make repairs at the expense of the Landlord or in lieu thereof to vacate the premises.

         9.   Insurance

              Tenant shall obtain and maintain in full force during the term hereof, at its own expense, public liability insurance in minimum amounts of
$                     for injury or death of one person, $
for injury or death arising out of any one occurrence, and $ for damage to property, such coverage to protect the Tenant and Landlord and any such other persons, firms or corporations as are designated by Landlord.

              Tenant shall also obtain and maintain in full force during the term hereof at its own expense, fire, extended coverage and special form insurance on the improvements on the leased premises in an amount equal to not less than one hundred percent (100%) of the actual replacement cost (exclusive of foundation and excavation costs) of such improvements, which insurance shall name Landlord and Tenant as co-insureds and shall contain a loss-payable endorsement in favor of the beneficiary of any mortgage covering the subject real property and provide that such policies cannot be cancelled without thirty
(30) days prior notice to such parties.

              Tenant, at its expense, shall maintain for the benefit of Landlord so-called rental value insurance, protecting the Landlord from loss of rent or income occasioned by damages to the premises as covered by such policies of insurance, such loss of income to be guaranteed for a period of six (6) months from the date of occurrence of the damage, in the full amount of all rentals due and payable under Paragraph 3 above.

              Each party hereby waives its entire right of recovery against the other party for losses which are insured against under-insured policies carried by each of such parties to the extent expressly permitted by the issuers of such insurance policies.




                                       5                      DUPLICATE ORIGINAL

              All policies of insurance which Tenant is required to carry hereunder shall be issued by good and responsible companies authorized to write such insurance in South Dakota and shall provide that no cancellation or material change in the coverage shall be made except after thirty (30) days prior notice to Landlord. Tenant may, at its option, satisfy its obligations under this paragraph by bringing said risks within the coverage of any so-called blanket policy or policies of insurance which it may now or hereafter carry by an appropriate amendment, rider, endorsement or otherwise so long as Landlord is provided a certificate establishing that the coverage allocated to the premises is in compliance with the terms of this Lease. Copies of all insurance policies required under the provisions of this Lease shall be delivered to Landlord punctually.

         10.  Indemnification

              Tenant hereby waives all claims against Landlord for damage to any property or injury to or death of any person in, upon or about the premises arising at any time and from any cause except to the extent that such is caused by the sole and exclusive negligence or willful misconduct of Landlord. Tenant shall hold Landlord harmless from any damage to any property or injury to or death of any person arising from the use of the premises by Tenant, except to the extent that such is caused by the sole and exclusive negligence or willful misconduct of Landlord and, to such extent, Landlord agrees to hold Tenant harmless from any such damage, injury or death. The foregoing indemnity obligations shall include actual attorneys' fees paid or incurred in good faith, investigation costs and all other reasonable costs and expenses incurred by the party indemnified from the first notice that any claim or demand is to be made or may be made. The provisions of this Paragraph 10 shall survive the termination of this Lease with respect to any damage, injury or death occurring before such termination.

         11.  Damage and Destruction of Premises

              In the event of a total or partial destruction of the improvements constructed on the leased premises during the term of the Lease, from any cause covered by the insurance described in Paragraph 9 of the Lease, Tenant shall promptly repair the same, but such destruction shall not annul or void the Lease; provided that the holder of any encumbrance makes the insurance proceeds available to Tenant or in lieu thereof, the lender may hold said proceeds in trust to be distributed to Tenant, or Tenant's subcontractors as the work progresses and Tenant delivers certification of the same. The proceeds received from the rental value insurance described in said Paragraph 9 shall be paid to Landlord during the six (6) month period covered by said insurance but, subsequent to said date, the rent reserved to be




                                       6                      DUPLICATE ORIGINAL
paid hereunder shall be equitably adjusted according to the amount and value of the undamaged space. Notwithstanding the provisions of this Paragraph 11, in the event there is total destruction, or partial destruction to the extent of fifty percent cent (50%) or more of the improvements constructed on the leased premises during the last one hundred twenty (120) days of the initial term, or during the last one hundred twenty (120) days of the extended term under any option to extend this Lease, Tenant can elect to terminate this Lease by written notice delivered to Landlord not more than thirty (30) days after the destruction or damage, provided that in the event Tenant elects to so terminate, the insurance proceeds payable under the insurance described in Paragraph 9 shall be the property of the Landlord.

              In the event of damage or destruction by any casualty other than a casualty insured under the insurance referred to hereinabove, Landlord may restore the premises or, at Landlord's option, may elect to terminate the Lease and thereupon be released from further obligation under the Lease by giving written notice thereof to Tenant within twenty (20) days after the occurrence of such casualty, unless Tenant elects to restore the premises, by written notice of such election to Landlord, delivered to Landlord within twenty (20) days after the receipt of Landlord's written election to terminate the Lease, in which event Tenant shall, as soon as reasonably possible, commence and proceed diligently to restore the premises substantially to the condition thereof immediately prior to such damage or destruction. If neither party elects to restore the improvements, the Lease shall be terminated and thereupon the Landlord and Tenant shall be released from further obligation thereunder, except that Landlord shall be obligated to repay Tenant any unused prepaid rent paid to Landlord.

         12.  Alterations

              Tenant shall not make, or suffer to be made, any alterations, additions or improvements to or of the premises or any part thereof, without the prior written consent of the Landlord. Any alterations, additions or improvements to the premises shall be for Tenant's account on the basis of plans and specifications approved by Landlord and shall become at once a part of the realty and shall belong to the Landlord without compensation. If written consent of the Landlord to any such proposed repairs or alterations by Tenant shall have been obtained, Tenant agrees to advise Landlord in writing of the date upon which such repairs or alterations will commence in order to permit Landlord to post a notice of non-responsibility. Tenant agrees to save and hold Landlord free and harmless against any liability, loss or damage (and to defend Landlord by attorneys of Tenant's selection, at Tenant's sole expense) on account of any




                                       7                      DUPLICATE ORIGINAL
mechanic's lien claim for work performed or materials furnished in connection with such alterations.

         13.  Assignment and Subletting

              Tenant shall not either voluntarily, or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein or in the shares of Tenant, and shall not sublet the premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the premises, or any portion thereof, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld. A consent to one assignment, subletting, occupation or use shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use. Consent to any such assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Any such assignment or subletting without such consent, whether direct or indirect, shall be void and shall, at the option of the Landlord, constitute a default under the terms of this Lease.

              In the event that Landlord shall consent to a sublease or assignment hereunder, Tenant shall pay Landlord all reasonable fees, not to exceed Five Thousand Dollars ($5,000.00), incurred in connection with the processing of documents necessary to the giving of such consent.

         14.  Quiet Enjoyment

              The Tenant, upon paying the rent herein provided and performing all and singular the covenants and conditions of the Lease on its part to be performed, shall and may peaceably and quietly have, hold and enjoy legal possession to the demised premises during the term hereof.

         15.  Events of Default

              The occurrence of any one or more of the following events ("Events of Default") shall constitute a breach of this Lease by Tenant: (a) if Tenant shall fail to pay any rental when and as the same becomes due and payable and such failure shall continue for more than three (3) days after Tenant receives notice of nonpayment from Landlord; or (b) if Tenant shall fail to pay any other sum when and as the same becomes due and payable and such failure shall continue for more than ten (10) days after Tenant receives notice of nonpayment from Landlord; or (c) if Tenant shall fail to perform or observe any other term hereof to be performed or observed by Tenant, such failure shall continue for more than thirty (30) days after Tenant receives notice thereof from Landlord, and Tenant shall not, within such period, commence with due diligence and dispatch the curing of such default or,




                                       8                      DUPLICATE ORIGINAL
having so commenced, shall thereafter fail or neglect to prosecute or complete with due diligence and dispatch the curing of such default; or (d) if Tenant shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file a petition in any proceeding seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or fail timely to contest the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any material part of its properties; or (e) if within sixty (60) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or if, within sixty (60) days after the appointment without the consent or acquiescence of Tenant, of any trustee, receiver or liquidator of Tenant or of any material part of its properties, such appointment shall not have been vacated; or (f) if this Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within ten (10) days.

         16.  Termination Upon Default

              If an Event of Default shall occur, Landlord at any time thereafter may give a written termination notice to Tenant, and on the date specified in such notice (which shall be not less than three (3) days after the giving of such notice) Tenant's right to possession shall terminate and this Lease shall terminate, unless on or before such date all arrears of rental and all other sums payable by Tenant under this Lease (together with interest thereon at the then maximum legal rate) and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other breaches of this Lease by Tenant at the time existing shall have been fully remedied to the satisfaction of Landlord. Upon such termination, Landlord may accumulatively recover from Tenant: (a) the worth at the time of award of the unpaid rental which had been earned at the time of termination; and (b) the worth at the time of award of the amount by which the unpaid rental which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (c) the worth at the time of award of the amount by which the unpaid rental for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (d) any other amount necessary to compensate Landlord for all the





                                       9                      DUPLICATE ORIGINAL
detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of events, would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above shall be computed by allowing interest at the then maximum legal rate. The worth at the time of award of the amount referred to in clause (c) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of Minneapolis, Minnesota at the time of award plus one percent (1%). For the purpose of determining unpaid rental under clauses (a), (b) and (c) above, the monthly rent reserved in this Lease shall be deemed to be the sum of the amounts last payable by Tenant pursuant to Paragraph 3 above.

    17.  Continuation After Default

         Even though Tenant has breached this Lease and abandoned the premises, this Lease shall continue in effect for so long as Landlord does not expressly terminate, in writing, Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease; including the right to recover the rental as it becomes due under this Lease. Acts of maintenance, preservation, efforts to relet the premises or the appointment of a receiver upon the initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Landlord's right to possession.

    18.  Other Relief

         The remedies provided for in this Lease are in addition to any other remedies available to Landlord at law or in equity by statute or otherwise.

    19.  Landlord's Right to Cure Defaults

         All agreements and provisions to be performed by Tenant under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of rental. If Tenant shall fail to pay any sum of money and such failure is unexcused under the terms hereof, other than rental required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for thirty (30) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable to Landlord on demand, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event

                                       10                     DUPLICATE ORIGINAL
of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rental.

    20.  Attorney's Fees

         In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party in any final judgment or the nondismissing party in the event of a dismissal without prejudice shall be entitled to the full amount of all reasonable expenses including all costs and actual attorney's fees paid or incurred in good faith in connection therewith.

    21.  Eminent Domain

         If all or any part of the premises shall be taken as a result of the exercise of the power of eminent domain, this Lease shall terminate as to the part so taken as of the date of taking and in the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the premises by written notice to the other within thirty (30) days after such date; provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that the portion of the premises taken shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the premises and that a condition to exercise by Landlord of such right to terminate shall be that the portion of the premises taken shall be of such extent and nature as substantially to handicap, impede or impair Landlord's leasing or use of the balance of the premises. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent, awards or any interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord except, in the event of a taking which terminates this Lease, for the value of the then unexpired term of this Lease as if this Lease had not terminated, which shall be valued in accordance with the same principles and assumptions used to determine, for condemnation purposes, the value of the premises and Landlord's interest therein. In the event of a partial taking of the premises which does not result in a termination of this Lease, the monthly rental thereafter to be paid shall be equitably reduced. In the event of a dispute as to the value of Tenant's interest in the then unexpired term of this Lease, the parties shall resolve such dispute by arbitration.

    22.  Subordination

         This Lease shall be subject and subordinated at all times to (a) all ground or underlying leases now in effect or which may hereafter be executed affecting the premises, and (b) the lien of all mortgages and deeds of trust in any amount or amounts whatsoever, now or hereafter placed on or against the premises or

                                       11                     DUPLICATE ORIGINAL
on or against Landlord's interest or estate therein or on or against all such ground or underlying leases, all at the option of the holder(s) thereof and without the necessity of having further instruments executed on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing; (x) in the event of termination for any reason whatsoever of any such ground or underlying lease, this Lease shall not be barred, terminated, cut off or foreclosed, nor shall the rights and possession of Tenant hereunder be disturbed if Tenant shall not then be in default in the payment of rental or other sums or be otherwise in default under the terms of this Lease, and Tenant shall attorn to the Landlord of any such ground or underlying lease or, if requested, enter into a new lease for the balance of the original or extended term hereof then remaining, upon the same terms and provisions as are in this Lease contained;
(y) in the event of a foreclosure of any such mortgage or deed of trust or of any other action or proceeding for the enforcement thereof, or of any sale thereunder, this Lease will not be barred, terminated, cut off or foreclosed nor will the rights and possession of Tenant thereunder be disturbed if Tenant shall not then be in default in the payment of rental or other sums or be otherwise in default under the terms of this Lease, and Tenant shall attorn to the purchaser at such foreclosure, sale or other action or proceeding; and (z) Tenant agrees to execute and deliver, upon demand, such further instruments evidencing such subordination of this Lease to said deed, to such ground or underlying leases, and to the lien of any such mortgages or deeds of trust as may be reasonably required by Landlord. Tenant's covenant to subordinate this Lease to ground or underlying leases and mortgages or deeds of trust hereafter executed is conditioned upon each such senior instrument containing the commitments specified in the preceding clauses (x) and (y), and, at Tenant's request, Landlord shall provide Tenant with written confirmation of such commitments from the holders of instruments which, as a matter of law, are senior to this Lease and Tenant's interest hereunder.

    23.  No Merger

         The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

    24.  Sale

         In the event the Landlord hereunder, or any successor owner of the premises, shall sell or convey the premises, or portions thereof, other than a transfer for security purposes, all liabilities and obligations on the part of the Landlord, or

                                       12                     DUPLICATE ORIGINAL
such successor owner, under this Lease accruing thereafter, shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

    25.  Estoppel Certificate

         At any time and from time to time but on not less than ten (10) days prior written request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord, promptly upon request, an estoppel certificate in form satisfactory to Landlord. Any such certificate may be relied upon by any prospective purchaser, mortgagee or beneficiary under any mortgage or deed of trust of the premises or any part thereof.

    26.  Holding Over

         If, without objection by Landlord, Tenant holds possession of the premises after expiration of the term of this Lease, Tenant shall become a tenant from month to month upon the terms herein specified but at a monthly rental equivalent to the then prevailing rental paid by Tenant at the expiration of the term of this Lease pursuant to all the provisions of this Lease, payable in advance on or before the first day of each month. Each party shall give the other written notice at least one month prior to the date of termination of such monthly tenancy of its intention to terminate such tenancy. If Tenant holds possession of the premises after expiration of the term of this Lease, notwithstanding Landlord's objection, Tenant shall pay monthly rental at twice the amounts otherwise then payable under the terms hereof.

    27.  Abandonment

         Subject to applicable provisions of State and local law, if Tenant shall abandon or surrender the premises, or be dispossessed by process of law or otherwise, any Personal property belonging to Tenant and left on the premises shall be deemed to be abandoned, at the option of Landlord.

    28.  Waiver

         The waiver by Landlord or Tenant of any agreement, condition or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition or provision herein contained, nor shall any custom or practice which may evolve between the parties in the administration of the terms hereof be construed to waive or to lessen the right of Landlord or Tenant to insist upon the performance by the other party in strict accordance with said terms. The subsequent acceptance of rental hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by

                                       13                     DUPLICATE ORIGINAL

Tenant of any agreement, condition or provision of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rental.

    29.  Notices

         All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing and shall be deemed to have been fully given when deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows: To Tenant at P. O. Box 1240, Aberdeen, South Dakota 57402-1240, or to such other place as Tenant may, from time to time, designate in a notice to Landlord; to Landlord at P. O. Box 1036, Aberdeen, South Dakota 57402-1036, or to such other place as Landlord may, from time to time, designate in a notice to Tenant. Tenant hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder the person in charge of or occupying the premises at the time, and if no person shall be in charge of or occupying the same, then such service may be made by attaching the same on the main entrance of the premises.

         Tenant shall pay, before delinquency, all taxes on all real and/or personal property belonging to, leased by, or used by Tenant on the premises, including real estate taxes on the demised premises.

    30.  Complete Agreement

         There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant with respect to the subject matter of this Lease or the premises. There are no representations between Landlord and Tenant other than those contained in this Lease.

    31.  Corporate Authority

         Each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in the State of South Dakota, that the corporation has full right and authority to enter into this Lease, and that each and every person signing on behalf of the corporation was authorized to do so.

    32.  Mechanic's Liens.

         Tenant covenants to keep the demised premises and the improvements thereon, at all times during the term hereof, free

                                       14                     DUPLICATE ORIGINAL
of mechanic's liens and other liens of like nature and at all times fully to protect and indemnify Landlord against all such liens or claims which may ripen into such liens and against all attorney's fees and other costs and expenses growing out of or incurred by reason of or on account of any such claim or lien, and Landlord agrees to do likewise with respect to work done by or for Landlord. Should Tenant or Landlord fail to fully discharge any such lien or claim, the other, at its option, may pay the same or any part thereof, and shall be the sole judge of the legality of such lien or claim. All amounts so paid by Landlord or Tenant, together with interest thereon at the then maximum legal rate from time of payment until repayment, shall be repaid by the other. If the Tenant shall desire to contest any mechanic's lien claim, it shall furnish the Landlord adequate security in the amount of the claim or a bond of a responsible corporate surety in such amount. If a final judgment establishing the validity or existence of a lien for any amount is entered, the Tenant shall pay and satisfy the same at once.

    33.  Memorandum of Lease

         A Memorandum of Lease, suitable for recording in the office of the Register of Deeds of Brown County, State of South Dakota, and satisfactory in form to both Landlord and Tenant, shall be executed and recorded. Said document shall be entitled "Memorandum of Lease" and shall incorporate the legal description of the demised premises.

    34.  Amendment and Modification

         This Lease may be modified or amended only by a writing duly authorized and executed by both Landlord and Tenant. It may not be amended or modified by oral agreements or understandings between the parties or by any acts or conduct of the parties with reference thereto unless reduced to writing. The marginal headings used herein are for convenience only and shall not be resorted to for purposes of interpretation or construction hereof.

    35.  Successors

         All of the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto, provided that nothing in this paragraph shall be deemed to permit any assignment contrary to the provisions of Paragraph 13 above.

    36.  Miscellaneous

         The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Time is of the essence of this Lease and each and all of its provisions.

                                       15                     DUPLICATE ORIGINAL

Reference to time periods in days, unless otherwise specified, shall be to calendar days. The exhibit(s) attached to this Lease are by this reference made a part hereof. All amounts of money payable by Tenant to Landlord, if not paid when due, shall bear interest from the due date until paid at the then maximum legal rate. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Lease dated the day and year first above written.

LANDLORD:                                      TENANT:

JEWETT FAMILY INVESTMENTS,                     JEWETT DRUG CO.
  L.L.C.


By /s/ Harvey C. Jewett                          By /s/ James Erickson
   ----------------------------                     ----------------------------

  Its  President                                  Its     President
    ---------------------------                     ----------------------------

                                       16                     DUPLICATE ORIGINAL

                               MEMORANDUM OF LEASE

         THIS MEMORANDUM OF LEASE is entered into as of the 1st day of June, 1999, in order to make a public record of that certain Lease by and between JEWETT FAMILY INVESTMENTS, L,L.C., a South Dakota limited liability company ("Lessor") and JEWETT DRUG CO., a South Dakota corporation ("Lessee"), dated January 1, 1997, as amended by that certain First Amendment to Lease by and between Lessor and Lessee, dated as of June 1, 1999 (collectively, the "Lease").

         1. Premises. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, for the term and subject to the terms, agreements, conditions and provisions set forth in the lease, the following described real property located in Aberdeen, South Dakota, together with any and all improvements affixed thereto, without limitation (the "Leased Property"):

         Parcel 1: Lots 1 to 12, inclusive, Block 63, Hagerty & Lloyd's Addition to the City of Aberdeen, Brown County, South Dakota.

         Parcel 2: Lots 7-12, inclusive, Block 62, Hagerty & Lloyd's Addition to the City of Aberdeen, Brown County, South Dakota.

         Parcel 3: The vacated Jay Street between Blocks 62 and 63, Hagerty & Lloyd's Addition to the City of Aberdeen, Brown County, South Dakota.

         2. Term and Extension of Term. The term of the Lease shall commence on January 1, 1997, on which date possession of the Leased Property shall be delivered to Lessee by Lessor, and, unless sooner terminated as provided in the Lease, shall end on December 31, 2006. In addition, Lessee shall have the option to extend the term of the Lease, for not less than the entire Leased Property at the end of the initial term, on all the provisions contained herein for one (1) five-year renewal period by giving Lessor notice of the exercise of such option at least ninety (90) days prior to the expiration of the initial term.

         3. Further Information. Anyone seeking further information with respect to the Lease should direct all inquiries to:

              Jewett Family Investments, L.L.C.
              P.O. BOX 1036
              Aberdeen, SD 57402-1036
              Phone: (605) 229-8680.

          IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Lease as of the date first written above.

LESSOR:                                        LESSEE:

JEWETT FAMILY INVESTMENTS, L.L.C.              JEWETT DRUG CO.
L.L.C.



By:    /s/ Harvey C. Jewett                   By:      /s/ Martin D. Wilson
       ----------------------                          ----------------------

Name:   Harvey C. Jewett                      Name:     Martin D. Wilson
       ----------------------                          ----------------------

Title:  President                             Title:    Vice Chairman
       ----------------------                          ----------------------

STATE OF South Dakota)
                     )ss:
COUNTY OF Brown      )


          On this 8th day of July, 1999, before me appeared Harvey C. Jewett, to me known to be the person described in and who executed the foregoing instrument, as the President of Jewett Family Investments, L.L.C., a limited liability company organized under the laws of the State of South Dakota, and acknowledged that he/she executed the same as the free act and deed of said limited liability company and is acting for and on behalf of and as President of said limited liability company.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid on the day and year first above written.

                                                            /s/ Lorelei Inman
                                                           ---------------------
                                                            Notary Public

My Commission Expires: 9/7/03

                                       2